Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDED AND RESTATED AGREEMENT

This Amended and Restated Agreement (“Agreement”) is entered into by and among Senesco, Inc., a New Jersey corporation, Senesco Technologies Inc., a Delaware Corporation and its wholly owned subsidiary (together, the “Company”), and Rahan Meristem (1998) LTD, an Israeli Company (“Recipient”) as of December 22, 2011 (the “Effective Date”).

WHEREAS, the parties entered into that certain Agreement dated May 17, 1999 (“Joint Venture Agreement”) whereby the parties set forth their agreement to engage in joint research and development work relating to the development and production of transgenic banana plants with delayed senescence and Sigatoka resistance, traits and improvements produced by suppressing the expression of the lipase gene and other derived technology related to eukaryotic translation initiation factor 5A-1 (“eIF5A”) or deoxyhypusine synthase (“DHS”);

WHEREAS, the joint venture entity was never formed;

WHEREAS, the parties wish to amend and restate the Joint Venture Agreement so as to convert the Joint Venture Agreement from a joint venture structure to a license agreement pursuant to the terms of this Agreement;

WHEREAS, the Company owns or Controls (as defined below) those patents set forth on Schedule A, and has the right to grant certain rights and licenses thereunder as set forth herein; and

WHEREAS, Recipient wishes to obtain, and Company wishes to convey to Recipient, an exclusive worldwide license to such patents.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the sufficiency of which is hereby acknowledged, the parties to this Agreement mutually agree as follows:

1.           DEFINITIONS. For purposes of this Agreement, the following initially capitalized terms in this Agreement, whether used in the singular or plural, shall have the following meanings:

1.1         “Affiliate” shall mean any corporation, company, partnership, joint venture and/or firm which controls, is controlled by, or is under common control with a specified person or entity. For purposes of this definition, “Control” shall mean (a) in the case of corporate entities, direct or indirect ownership of more than 50% of the stock or shares entitled to vote for the election of directors; and (b) in the case of non-corporate entities, direct or indirect ownership of more than 50% of the equity interest with the power to direct the management and policies of such non-corporate entities. The parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such cases such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity.

1.2         “Agreement” shall mean this Agreement together with all exhibits, schedules and appendices attached to this Agreement, all as respectively amended, modified or supplemented by the parties in accordance with the terms of this Agreement.

1.3         “Annual Net Sales” shall mean the total and aggregate Net Sales achieved during any successive period of twelve (12) consecutive calendar months.

1.4         “Change of Hands” shall mean the announcement of any agreement or the consummation of any event or transaction whereby Recipient (i) sells to any Third Party in one or more related transactions assets representing all of Recipient’s assets (including intellectual property rights); (ii) enters into a merger or reorganization or similar transaction with a Third Party as a result of which, immediately following such transaction, less than a majority of the voting power of the voting stock of the surviving entity is beneficially owned by Recipient; or (iii) enters into any transaction (including, without limitation, any stock acquisition, merger or consolidation) whereby a Third Party acquires a majority of the voting power of the voting stock of Recipient.

1.5         “Company Intellectual Property” shall mean Company Patent rights along with Know-How owned or Controlled by the Company as of the Effective Date that is necessary to research, develop, make or commercialize the Products in the Territory.

1.6         “Company Patent Rights” shall mean all Patents Rights owned or Controlled by Company set forth on Schedule A.

1.7         “Controlled” or “Controls”, when used in reference to Patent Rights or Know-How, shall mean the legal authority or right of a party hereto (or any of its Affiliates) to grant a license or sublicense under such Patent Rights to another, or to disclose to and authorize another to use such Know-How, without breaching the terms of any agreement with a third party, infringing upon the intellectual property rights of a third party, or misappropriating the proprietary or trade secret information of a third party. In the event that consent of a third party is needed to grant a license or sublicense under such Patent Rights to another, or to disclose to and authorize another to use such Know-How, then the party granting such license or sublicense must use reasonable efforts to secure such consent.

1.8         “Incremental Net Sales” means Net Sales in the Territory of a Product that is greater of (a) *** or (b) ***.

1.9         “Know-How” shall mean any and all information (other than that contained in patents and patent applications) owned by a party pertaining to the development, design, manufacture or use of that party’s technology identified herein, including without limitations information consisting of or embodied in documents, drawings, photographs, sketches, designs and formulations, as well as samples, compositions and sources of supply, and other related technical information.

1.10       “Net Sales” shall mean the gross sale price invoiced by Recipient, Recipient’s Affiliates and Sublicensees for the sales of Products to Third Parties in the Territory, on a country by country basis, less deductions actually allowed and consistently applied by using generally accepted accounting principles for: (a) trade and/or quantity discounts and (b) credits or allowances for rejections or returns or allowances given in lieu of allowed returns.

1.11       “Patent Rights” shall mean any patents or patent applications and any continuations, continuations-in-part, divisions, provisionals, substitutions, patents of addition, reissues, reexamination, renewals or extensions thereof (including any supplemental patent certificates) and any confirmation patent or registration patent, and all foreign counterparts of any of the foregoing.

1.12       “Products” shall mean all transgenic banana plants with delayed senescence and any other improvements thereto produced by modulating the expression of the lipase gene or through the utilization of any other technology related to eIF5A or DHS.

1.13       “Recipient Patent Rights” shall mean all Patents Rights owned or Controlled by Recipient set forth on Schedule B.

1.14       “Sublicensee” shall mean a person, other than a Recipient Affiliate, to whom Recipient has sublicensed any of its rights pursuant to Section 2.2.

1.15       “Territory” shall mean all the countries and territories of the world.

1.16       “Third Party” shall mean a person or entity other than a party hereto, its Affiliates, or, in the case of Recipient, any Sublicensee.

2.           LICENSE GRANT.

2.1         Grant to Recipient. Subject to the terms and conditions of this Agreement, Company hereby grants to Recipient a worldwide, exclusive right and license, with the right to sublicense, under the Company Intellectual Property, to research, develop, make or commercialize the Products in the Territory.

2.2         Sublicenses. All sublicenses of the rights granted to Recipient under this Section 2 shall be pursuant to written agreements. Each such agreement with a Sublicensee shall include a limitation to prevent the Sublicensee from manipulating the Company Intellectual Property without the consent of Company, such consent not to be unreasonably withheld.

2.3         No Further Rights. Except as expressly provided in this Section 2, no other license or right in, to or under the Company Intellectual Property or any other intellectual property, Know-How or proprietary rights of Company is granted or implied under this Agreement. Upon execution of this Agreement, the Joint Venture Agreement shall terminate; provided, that, pursuant to Section 20.13 of the Joint Venture Agreement, those relevant provisions of the Joint Venture Agreement shall survive.

2.4         Limitation on Use of Company Intellectual Property. Recipient shall store, handle and use the Company Intellectual Property in accordance with all applicable laws, rules and regulations and shall not use the Company Intellectual Property for any purpose other than that described in this Agreement.

2.5         Limitation for Jointly Held Patents. To extent any of the Company Intellectual Property are jointly owned with Third Parties, the license granted hereunder with respect to such jointly owned Company Intellectual Property is limited to exclude any grant of rights that would require the consent of such Third Party (which has not already been obtained as of the Effective Date) or obligate Company to make payments to or share proceeds with such Third Party.

3.           DEVELOPMENT AND COMMERCIALIZATION.

3.1         Development and Commercialization of Product. Recipient shall be solely responsible for developing and commercializing the Products and shall use reasonable commercial efforts to do so. Except for the one-time payment set forth in Section 4.1, Recipient shall bear all costs and expenses associated with development and commercialization of the Products. Recipient shall achieve the development, commercialization and sales milestones set out in Schedule C.

3.2         Development and Commercialization of Plan. Recipient shall conduct the development and commercialization of each Product pursuant to an annual development and commercialization plan (“Plan”) that is developed using in good faith. During the Term of this Agreement, Recipient shall deliver the Plan to the Company on an annual basis by November 1st each year. The Plan shall set forth the expected development and commercialization activities to be performed by Recipient in the upcoming year.

4.            PAYMENTS.

4.1         Development and Commercialization Fee. Upon signing of this Agreement, the Company will pay Recipient *** to reimburse Recipient for the Company’s share of the cost to develop and commercialize the Product.

4.2         Royalties.

(a)          Recipient will pay royalties to Company at the annual rate of *** of aggregate Incremental Net Sales of Products in the Territory (“Royalties”).

(b)          For purposes of the foregoing calculation, sales of Products between or among Recipient, its Affiliates and Sublicensees shall be disregarded if such Products are intended for resale to a Third Party. In addition, If Recipient, its sublicensees or their respective Affiliates sells a Product to a Third Party who also purchases other products or services from Recipient, its sublicensees or their respective Affiliates, and Recipient, its sublicensees or their respective Affiliates discounts the purchase price of such Product to a greater degree than it generally discounts the price of its other products or services to such customer, then in such case the Incremental Net Sales for the sale of such Product to such Third Party shall equal the arm’s length price that Third Parties would generally pay for the Product alone when not purchasing any other product or service from Recipient, its sublicensee or their respective Affiliates. For purposes of this provision, “discounting” includes establishing a price for a Product at a discount of five percent (5%) or more from the average sales price.

(c)          If there is a Change in Hand of Recipient, the Company may choose to receive, in its sole discretion, either:

(i)          a *** royalty on aggregate Incremental Net Sales of Products in the Territory up to *** in royalties, and thereafter, *** of aggregate Incremental Net Sales of Products in the Territory; or

(ii)        Upon commencement of marketing, *** and a *** royalty on aggregate Incremental Net Sales of Products in the Territory up to *** in royalties, and thereafter, *** of aggregate Incremental Net Sales of Products in the Territory.

4.3         Term for Royalty Payments. Royalties shall be payable on a country-by-country basis from the First Commercial Sale (as defined below) and for the longer of (i) ten (10) years thereafter or (ii) if the Company Intellectual Property used to produce the relevant Product is covered by any Company Patent Rights issued in such country as of the date of the First Commercial Sale, Royalties shall be payable in such country until the expiration or invalidation of the last to expire, or be invalidated, of such Company Patent Rights (collectively, the “Royalty Term”). For purposes of this Section 4.3, “First Commercial Sale” shall mean the first shipment of a Product by Recipient, a Recipient Affiliate or a Sublicensee to an end user in a country in the Territory following applicable regulatory approval by the appropriate governmental entity or entities necessary for commercial sale of such Product in such country.

4.4         Reports and Records.

(a)          Reports. After the commencement of the Royalty Term, Recipient shall furnish or cause to be furnished to Company on a quarterly basis within sixty (60) days after the end of each calendar quarter during the term of this Agreement, a written report showing the Net Sales of Products in each country in the Territory. The payment of royalty amounts shall be made concurrently with such reports.

(b)          Records and Audits.

(i)          Recipient shall keep, and shall require its Affiliates and Sublicensees to keep, complete and accurate records of their sales of Products in sufficient detail to allow the accruing Royalties to be determined accurately, and to maintain such records for a minimum of three (3) years following the end of the quarter during which such sales occurred.

(ii)         Company shall have the right for a period of one (1) year after receiving any report or statement from Recipient with respect to Royalties due and payable, to appoint an independent certified public accountant reasonably acceptable to Recipient to inspect the relevant records of Recipient (and, to the extent applicable, its Affiliates and Sublicensees) to verify such report or statement.

(iii)        Recipient shall make such records available for inspection by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from Company, solely to verify the accuracy of the reports and payments. Such inspection right shall not be exercised more than once in any calendar year.

(iv)        Company agrees to hold in strict confidence all information concerning royalty payments and reports, and all information learned in the course of any audit or inspection (and not to make copies of such reports and information), except to the extent necessary for Company to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law, regulation or judicial order. The results of each inspection, if any, shall be binding on both parties.

(v)         Company shall pay for such inspections, except that in the event there is any upward adjustment in aggregate Royalties payable for any year shown by such inspection of more than fifteen percent (15%) of the amount paid, Recipient shall pay for such inspection.

4.5         Tax Withholding. The withholding tax, duties, and other levies (if any) applied by a government of any country of the Territory on payments made by Recipient to Company hereunder shall be borne by Company. Recipient, its Affiliates and Sublicensees shall cooperate with Company to enable Company to claim exemption therefrom under any double taxation or similar agreement in force and shall provide to Company proper evidence of payments of withholding tax and assist Company by obtaining or providing in as far as possible the required documentation for the purpose of Company’s tax returns.

4.6         Currency Exchange. With respect to Net Sales invoiced in U.S. dollars, the Net Sales and the amounts due to Company hereunder shall be expressed in U.S. dollars. With respect to Net Sales invoiced in a currency other than U.S. dollars, the Net Sales shall be expressed in the domestic currency of the entity making the sale, together with the Dollar equivalent, calculated using the arithmetic average of the spot rates on the last business day of each month of the calendar quarter in which the Net Sales were made (or, in the case of Sublicensees, such other method(s) as such Sublicensees customarily use for such purposes). The “closing mid-point rates” found in the “dollar spot forward against the dollar” table published by The Financial Times or any other publication as agreed to by the parties shall be used as the source of spot rates to calculate the average as defined in the preceding sentence. All payments shall be made in U.S. dollars. If at any time legal restrictions in any country in the Territory prevent the prompt remittance of any payments with respect to sales in that country, Recipient shall have the right and option to make such payments by depositing the amount thereof in local currency to Company’s account in a bank or depository in such country.

4.7         Interest on Late Payments. All amounts owed hereunder which are not paid when due shall bear interest at the rate of eight percent (8%) per year or the maximum rate allowed by applicable law, whichever is less.

5.           INTELLECTUAL PROPERTY.

5.1         Inventions.

(a)          Ownership. Any and all inventions or improvements to the Company Intellectual Property, whether or not patentable, derived from or directly resulting from Recipient’s use of the Company Intellectual Property pursuant to this Agreement shall be disclosed to Company. The parties agree that:

(i)          ownership of any and all inventions or improvements to the extent primarily related to Recipient Patent Rights shall be solely owned by Recipient;

(ii)         ownership any and all inventions or improvements to the Company Intellectual Property conceived and reduced to practice by Recipient during the term of this Agreement (each, an “Invention”) shall be jointly owned by the parties; and

(iii)        any and all other inventions or improvements created solely by the Company during the Term of this Agreement shall be solely owned by the Company.

(b)          Disposition of Inventions. If the Company is deemed the owner or Recipient is deemed a joint owner (with Company) of a patentable invention or improvement, then Recipient shall assign, and herby does assign, the ownership of such patentable invention or improvement to the Company. If the Recipient is deemed a joint owner (with the Company) of an Invention, the Company shall grant Recipient an exclusive, worldwide, license under such Invention to develop, use, make, have made, market, offer to sell, sell, have sold and import or export banana and plantain plant species. Each party shall execute such instruments and other documents, and shall perform such additional acts, as may be necessary or reasonably requested by the other party in order to formalize the disposition of any and all inventions or improvements set forth herein.

5.2         Prosecution and Maintenance of Patents.

(a)          Patent Filing and Prosecution of Company Patent Rights. Company agrees to use commercially reasonable efforts, at its sole cost and expense, to file, prosecute and maintain patent applications and patents covering the Company Patent Rights including, without limitation, their compositions of matter, methods of production and uses, in all major market countries. For the purposes of this Section 5.2, prosecution of patent applications shall mean through final patent office appeal and any interference proceedings or the like, including, without limitation, re-issue applications and re-examination proceedings. For the purposes of this Section 5.2, Maintenance of patents includes, without limitation, paying annuities/maintenance fees, fully responding to any correspondence sent from a country’s intellectual property office, and completing any examination or other proceedings, if applicable. Subject to Section 5.1 above, all such patent applications and patents shall be deemed Company Patent Rights for purposes of this Agreement.

(b)          Patent Filing and Prosecution of Recipient and Joint Patent Rights. If Recipient is deemed an owner or a joint owner (with Company) of an Invention, then Recipient agrees to use commercially reasonable efforts, at its sole cost and expense, to file, prosecute and maintain patent applications and patents covering the such Patent Rights including, without limitation, their compositions of matter, methods of production and uses, in all major market countries. If any cost or expense pursuant to this Section is paid for by the Company, the Recipient shall reimburse the Company for such cost or expense within thirty (30) days of receipt of an invoice by the Company. Section 4.7 shall apply to any late payments under this Section.

(c)          Cooperation. The party filing, prosecuting or maintaining a patent (the “Filing Party”) will consult with the other party (the “Non-Filing Party”) and will keep such party continuously informed of all matters relating to the preparation, filing, prosecution and maintenance of Patent Rights, including, but not limited to, disclosing to the Non-Filing Party the complete text of all patent applications. In addition, the Filing Party will provide the Non-Filing Party with copies of all material correspondence with the applicable patent office in such a manner to allow the Non-Filing Party a meaningful opportunity to comment.

(d)          Discontinuance. If the Filing Party does not wish to continue prosecution or maintenance of a patent application or patent, then it shall give at least thirty (30) days advance notice, and in no event less than a reasonable period of time, for the Non-Filing Party to act in its stead. Discontinuance may be elected on a country-by-country basis or for a patent application or patent series in total. The Non-Filing Party may elect at its sole discretion to continue prosecution or maintenance of any discontinued Patent Rights at its sole expense. The Non-Filing Party shall then own any such Patent Rights, and the Filing Party shall execute such documents and perform such acts as may be reasonably necessary for the Non-Filing Party to continue prosecution or maintenance, including assigning ownership of such Patent Rights to the Non-Filing Party.

5.3         Infringement Claims by Third Parties. If the actual or planned manufacture, use or sale of Products under Company Intellectual Property results in a claim or a threatened claim by a third party against a party hereto for patent infringement or for inducing or contributing to patent infringement (“Infringement Claim”), the party first having notice of an Infringement Claim shall promptly notify the other in writing. The notice shall set forth the facts of the Infringement Claim in reasonable detail.

5.4         Infringement Claims Against Third Parties

(a)          Notice. If any Company Patent Rights are infringed by a third party, the party to this Agreement first having knowledge of such infringement, or knowledge of a reasonable probability of such infringement, shall promptly notify the other in writing. The notice shall set forth the facts of such infringement in reasonable detail.

(b)          Institution of Proceedings. Company shall take reasonable actions to protect Company Patent Rights from infringement. Company shall use reasonable efforts to institute, prosecute and control, with its own counsel and at its own expense any action or proceeding with respect to infringement of the claims of such Company Patent Rights, and Recipient shall have the right, but not the obligation, at its own expense, to be represented in such action by its own counsel.

(c)          Failure to Institute Proceedings. If Company fails to institute, prosecute, and control such action or prosecution and fails to do so within a period of one hundred twenty (120) days after receiving notice of the infringement, Recipient shall have the right to bring and control any such action by counsel of its own choice and at its expense, and Company shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If Recipient brings any such action or proceeding, Company may be joined as a party plaintiff if necessary for the action or proceeding to proceed and, in case of joining, Company agrees to give Recipient reasonable assistance and authority to file and to prosecute such suit.

(d)          Division of Damages Award. Each party shall recover their respective actual out-of-pocket expenses, or equitable proportions thereof, associated with any litigation or settlement thereof from any recovery made by any party. Any excess amount shall be provided to the party instituting such action.

(e)          Settlement. The parties shall keep each other informed of the status of and of their respective activities regarding any litigation or settlement thereof concerning Company Patent Rights; provided, however, that no settlement or consent judgment or other voluntary final disposition of a suit under this Section 5.4 may be undertaken without the consent of the other party, if such settlement would require the other party to be subject to an injunction, to make a monetary payment or would otherwise adversely affect the other party’s rights under this Agreement.

6.           REPRESENTATIONS AND WARRANTIES.

6.1         Company Representations and Warranties. Company represents and warrants to Recipient as follows:

(a)          This Agreement has been duly executed and delivered by Company and constitutes the valid and binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Company, its officers and directors.

(b)          As of the Effective Date, Company owns or Controls the rights necessary to grant the license herein, and the granting of the license to Recipient hereunder does not violate any right (known to Company) of any Third Party.

(c)          The execution, delivery and performance of this Agreement by Company does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, and, to the best of its knowledge, does not violate any material law or regulation of any court, governmental body or administrative or other agency having authority over it.

(d)          Company is not currently a party to, and during the term of this Agreement will not enter into, any agreements, oral or written, that are inconsistent with its obligations under this Agreement.

(e)          Company is not subject to any order, decree or injunction by a court of competent jurisdiction which prevents or materially delays the consummation of the transactions contemplated by this Agreement.

6.2         Recipient Representations and Warranties. Recipient represents and warrants to Company as follows:

(a)          This Agreement has been duly executed and delivered by Recipient and constitutes the valid and binding obligation of Recipient, enforceable against Recipient in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Recipient, its officers and directors.

(b)          The execution, delivery and performance of this Agreement by Recipient does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, and, to the best of its knowledge, does not violate any material law or regulation of any court, governmental body or administrative or other agency having authority over it.

(c)          Recipient is not currently a party to, and during the term of this Agreement will not enter into, any agreements, oral or written, that are inconsistent with its obligations under this Agreement.

(d)          Recipient is not subject to any order, decree or injunction by a court of competent jurisdiction which prevents or materially delays the consummation of the transactions contemplated by this Agreement.

(e)          Recipient is not aware of any material information indicating that the development, marketing and commercialization of a Product is not feasible within a reasonable time from the Effective Date. In addition, Recipient is not aware of any plans not to continue the research, development and commercialization contemplated by this Agreement.

6.3         Disclaimer of Warranties. EXCEPT FOR THE WARRANTIES EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY EXPRESSLY DISCLAIMS, ANY OTHER REPRESENTATIONS OR WARRANTIES TO THE OTHER PARTY WITH RESPECT TO THE COMPANY INTELLECTUAL PROPERTY, COMPANY PATENT RIGHTS OR OTHERWISE UNDER THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT.

7.           CONFIDENTIALITY.

7.1         Confidentiality. During the term of this Agreement, and for a period of five (5) years thereafter, each party hereto will maintain in confidence all information disclosed by the other party hereto (“Confidential Information”). Neither party shall use, disclose or grant use of such Confidential Information except as permitted under this Agreement. Each party shall use commercially reasonable efforts to ensure that its and its Affiliates’ officers, directors, employees, agents and consultants only make use of Confidential Information for the purpose of this Agreement and do not disclose or make any unauthorized use of such Confidential Information. Each party shall promptly notify the other upon discovery of any unauthorized use or disclosure of Confidential Information. Confidential Information shall not include any information which and to the extent:

(a)          was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure by the other party;

(b)          was generally available to the public or otherwise part of the public domain at the time of its disclosure to the other party;

(c)          becomes generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

(d)          was disclosed to the receiving party, other than under an obligation of confidentiality, by a third party who had no obligation to the other party not to disclose such information; or

(e)          was independently developed by the receiving party without reference to the disclosure by the other party.

7.2         Recipient and Company shall keep the financial terms and specific provisions of this Agreement confidential. However, either party may provide a copy of this Agreement to third parties, subject to an appropriate confidentiality agreement, in connection with capital raising, financing or other due diligence activities. Furthermore, Recipient and Company acknowledge that either party may be obligated to disclose the terms of this Agreement and make the complete text of this Agreement publicly available in the event a registration statement with respect to the sale of shares of capital stock is filed, or if the company otherwise becomes a public company; in such event, the financial terms of this Agreement shall be redacted in the copy that is made public to the maximum extent that counsel advises is permissible.

7.3         Each party may disclose Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, or complying with any applicable statute or governmental regulation, provided such party has given the disclosing party prompt written notice allowing it to limit such disclosure. In addition, either party may disclose Confidential Information to its Affiliates and to its Sublicensees; provided, however, in connection with any such disclosure the disclosing party shall secure confidential treatment of such Confidential Information.

7.4         Publication. No party may publish confidential or proprietary information of the other party without the consent of the other party. The reviewing party shall have thirty (30) days from receipt of the proposed oral disclosure or written publication to provide comments and/or proposed changes to the disclosing party. The review period may be extended for an additional sixty (60) days to permit the reviewing party to file one or more patent applications as it deems appropriate. This Section 7.4 shall be inapplicable to the publication of information presented in substantially the same form as was previously published or disclosed to the public, and to any other disclosures which, on the advice of counsel, are required by law to be disclosed.

7.5         Equitable Relief. The receiving party agrees that, due to the unique nature of the Confidential Information, the unauthorized disclosure or use of the Confidential Information of the disclosing party will cause irreparable harm and significant injury to the disclosing party, the extent of which will be difficult to ascertain and for where there will be no adequate remedy at law. Accordingly, the receiving party agrees that the disclosing party, in addition to any other available remedies, shall have the right to seek an immediate injunction and other equitable relief enjoining any breach or threatened breach of the Agreement without the necessity of posting any bond or other security. The receiving party shall notify the disclosing party in writing immediately upon the receiving party’s becoming aware of any such breach or threatened breach.

8.           TERM AND TERMINATION.

8.1         Term. Unless earlier terminated as provided herein, the term of this Agreement shall commence as of the Effective Date and shall remain in full force and effect until the end of the Royalty Term (“Term”).

8.2         Termination for Insolvency. The Company may terminate this Agreement immediately upon delivery of written notice to Recipient (a) upon the institution by or against Recipient of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of the other party’s debts; provided, however, with respect to involuntary proceedings, that such proceedings are not dismissed within sixty (60) days; (b) upon Recipient making an assignment for the benefit of creditors; or (c) upon Recipient’s dissolution or ceasing to do business.

8.3         Material Breach. Either party may terminate this Agreement upon sixty (60) days (thirty (30) days in the event of non-payment) prior written notice to the other party upon the material breach by the other party of any of its obligations under this Agreement; provided, however, that such termination shall become effective only if the other party shall fail to remedy or cure the breach within such sixty (60) day period (thirty (30) day period for non-payment).

8.4         Failure to Achieve Milestones. The Company may terminate this Agreement upon thirty (30) days notice if Recipient has failed to achieve a milestone pursuant to Section 3.1 or the Plan pursuant to Section 3.2.

8.5         Effect of Termination.

(a)          Effect on License. Upon the expiration or earlier termination of this Agreement, the rights licensed under this Agreement shall be treated as follows:

(i)          Upon the expiration of the term of this Agreement following the end of the Royalty Term, Recipient shall have a fully paid-up, perpetual, irrevocable, royalty-free, transferable, worldwide, non-exclusive right and license under the Company Intellectual Property, existing as of the date of such expiration, to develop, use, make, have made, market, offer to sell, sell, have sold and import or export for sale Products.

(ii)         Upon termination by Company pursuant to Section 8.2, 8.3, 8.4 or any other provision under this Agreement that provides for termination prior to expiration, the license rights granted to Recipient pursuant to Section 2 shall terminate.

(b)          Ongoing Obligations.

(i)          Except where explicitly provided elsewhere herein, expiration or termination of this Agreement for any reason will not affect: (1) obligations, including without limitation the payment of any Royalties or other sums which have accrued as of the date of termination or expiration, and (2) rights and obligations which, from the context thereof, are intended to survive termination or expiration of this Agreement.

(ii)         Upon expiration or termination of this Agreement for any reason, each party shall immediately return to the other party, or destroy, any Confidential Information disclosed by the other party, except for one copy which may be retained by its legal counsel in its confidential files.

8.6         Inventory. Notwithstanding the foregoing, upon early termination of this Agreement pursuant to Section 8.2, 8.3 or 8.4, Recipient shall have the right to sell all remaining Products in its inventory within twelve (12) months after the date of termination, subject to the payment to Company of the amounts specified in Section 4. Thereafter, Recipient agrees to destroy any remaining supply of Products at Company’s request and direction.

9.           INDEMNIFICATION.

9.1         Indemnification by Company. Company will indemnify and hold Recipient, its Affiliates and Sublicensees, and their employees, officers and directors harmless against any loss, damages, action, suit, claim, demand, liability, expense, bodily injury, death or property damage (a “Loss”), that may be brought, instituted or arise against or be incurred by such persons to the extent such Loss is based on or arises out of:

(a)          claims that any Company Patent Rights or the use of any Company Patent Rights infringes the proprietary position of a third party; or

(b)          the breach by Company of any of its covenants, representations or warranties set forth in this Agreement;

(c)          provided, however, that the foregoing indemnification shall not apply to any Loss to the extent such Loss is caused by the gross negligence or willful misconduct of Recipient, its Affiliates or Sublicensees.

9.2         Indemnification by Recipient. Recipient will indemnify and hold Company and its Affiliates, and their employees, officers and directors harmless against any Loss that may be brought, instituted or arise against or be incurred by such persons to the extent such Loss is based on or arises out of:

(a)          the development, commercialization, manufacture, use, sale, marketing, storage or handling of a Product (other than claims arising under Section 9.1(a)) by Recipient or its Affiliates or their Sublicensees, representatives, agents or subcontractors under this Agreement, or any actual or alleged violation of law resulting therefrom; or

(b)          the breach by Recipient of any of its covenants, representations or warranties set forth in this Agreement;

(c)          provided, however, that the foregoing indemnification shall not apply to any Loss to the extent such Loss is caused by the gross negligence or willful misconduct of Company or its Affiliates.

9.3         Indemnification Claims. To the extent that the provisions of Section 5 may conflict with the provisions of this Section 9.3 the provisions of Section 5 shall govern those aspects of the claims pertaining to intellectual property. Each party shall give the other party prompt notice of any claim for which indemnification under this Section 9 is or may be applicable and will cooperate with the indemnifying party in the defense or settlement of such claim at the indemnifying party’s expense. The indemnifying party shall be required to provide at its sole expense, and be entitled to control, the defense of any claim covered hereunder with counsel reasonably satisfactory to the other party, which may, at its own expense, participate in the defense of any claim after the indemnifying party assumes control of the defense thereof. The indemnification obligations in this Section 9 shall not apply to amounts paid in settlement of such claim if such settlement is effected without the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed. The indemnifying party shall have the right to settle any claim covered hereunder at its sole discretion, provided, however, that the indemnified party’s consent to such settlement is required if such settlement would require the indemnified party to be subject to an injunction or to make a monetary payment or would otherwise adversely affect the indemnified party’s rights under this Agreement. The failure of the indemnified party to deliver notice to the indemnifying party promptly after the commencement of any such action, if and to the extent prejudicial to the indemnifying party’s ability to defend such action, shall relieve the indemnifying party of any liability to the indemnified party under this Section 9, but the failure to promptly deliver notice to the indemnifying party will not relieve it of any liability that it may have to the indemnified party other than under this Section 9.

9.4         Limitation of Liability. EXCEPT WITH RESPECT TO A BREACH OF SECTION 7 (“CONFIDENTIALITY”) OR SECTION 9 (“INDEMNIFICATION”), IN NO EVENT SHALL EITHER PARTY HERETO BE LIABLE TO THE OTHER FOR LOST PROFITS OR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL OR INDIRECT DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE OR STRICT LIABILITY), ARISING OUT OF THIS AGREEMENT. EACH PARTY AGREES THAT THESE LIMITATIONS SHALL APPLY EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

9.5         Compliance. The parties shall comply fully with all applicable laws and regulations in connection with their respective activities under this Agreement.

9.6         Insurance. Prior to the first clinical trials of any Product, Recipient shall, or if such Product is being commercialized by an Affiliate or a Sublicensee, such Affiliate or Sublicensee shall, at its sole expense, procure and maintain commercial general liability insurance, including product liability and errors and omissions insurance, in such amounts and having such limits and terms as are consistent with sound business practices of other companies in the industry having comparable products. Recipient shall furnish Company with certificates of insurance evidencing compliance with the requirements of this Section, when requested. Recipient will require its Affiliates and Sublicensees to comply with this Section to the same extent that it applies to Recipient. The requirements of this Section shall survive termination or expiration of this Agreement.

10.          MISCELLANEOUS.

10.1        Dispute Resolution. Any dispute arising out of or relating to this Agreement will be referred to the President of the Company and the President of Recipient for resolution.  If the President of the Company and the President of Recipient are unable to resolve such dispute within thirty (30) days of such dispute being referred to such individuals, then, except as set forth in Section 10.3, upon the written request of either party to the other party, the dispute shall be subject to arbitration, as provided in Section 10.2.

10.2        Arbitration.

(a)          Claims.  Subject to Section 10.3 below, any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement that is not resolved pursuant to Section 10.1, including, without limitation, any action or claim based on tort, contract or statute, or concerning the interpretation, effect, termination, validity, performance and/or breach of this Agreement, shall be resolved by final and binding arbitration before a neutral expert with relevant industry experience.  The arbitration proceeding shall be administered by the International Chamber of Commerce (the “ICC”) in accordance with its then existing arbitration rules or procedures regarding commercial or business disputes, and the arbitrator shall be selected in accordance with such rules.  Arbitration shall take place in London, England.  The parties agree that they are bound to the arbitration award.  Except to the extent necessary to confirm an award or as may be required by law, neither a party nor an arbitrator may disclose the existence, content or results of arbitration without the prior written consent of both parties.

(b)          Arbitrators’ Award.  The arbitrators shall, within fifteen (15) days after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded.  The decision or award rendered by the arbitrators shall be final and non appealable, and judgment may be entered upon it in any court of competent jurisdiction.  Either party may apply for interim injunctive relief with the arbitrators until the arbitration award is rendered or the controversy is otherwise resolved.  The arbitrators shall be authorized to award compensatory damages, but shall NOT be authorized (i) to award non-economic damages, (ii) to award punitive damages or (iii) to reform, modify or materially change this Agreement or any other agreements contemplated hereunder; provided, however, that the damage limitations described in parts (i) and (ii) of this sentence will not apply if such damages are statutorily imposed.

(c)          Costs.  Each party shall bear its own attorneys’ fees, costs and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrators; provided, however, the arbitrators shall be authorized to determine whether a party is the prevailing party, and at their discretion, to award to that prevailing party reimbursement for its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.), and/or the fees and costs of the ICC and the arbitrators.

10.3        Court Actions.  Nothing contained in this Agreement shall deny either party the right to seek, upon good cause, injunctive or other equitable relief from a court of competent jurisdiction in the context of an emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing dispute resolution discussions or arbitration proceedings.  In addition, either party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of intellectual property rights, except for disputes concerning the ownership of intellectual property, and no such matter shall be subject to arbitration pursuant to Section 10.2.

10.4        Governing Law; Jurisdiction. This Agreement shall be construed and the respective rights of the parties determined according to the substantive laws of England and Wales, without regard to provisions governing conflicts of law, except matters of intellectual property law which shall be determined in accordance with the intellectual property laws relevant to the intellectual property in question. The parties consent to personal jurisdiction and agree to venue in the courts of England and Wales for purposes of any dispute filed in court.

10.5        Waiver. The failure on the part of Recipient or Company to exercise or enforce any rights conferred upon it hereunder shall not be deemed to be a waiver of any such rights nor operate to bar the exercise or enforcement thereof at any time or times thereafter. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but any such waiver shall be effective only if in writing signed by the party against whom such waiver is to be asserted.

10.6        Force Majeure. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from fire, floods, embargoes, government regulations, prohibitions or interventions, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts, acts of God, or any other cause beyond the reasonable control of the affected party.

10.7        Severability. Each party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the parties would not have entered into this Agreement without the invalid provisions.

10.8        Assignment. This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, that either party may assign this Agreement, without the consent of the other party, (i) to any of its Affiliates, if the assigning party guarantees the full performance of its Affiliates’ obligations hereunder, or (ii) in connection with the transfer or sale of all or substantially all of its assets or business or in the event of its merger or consolidation with another company. In all cases the assigning party shall provide the other party with prompt notice of any such assignment. Any purported assignment in contravention of this Section shall, at the option of the nonassigning party, be null and void and of no effect. No assignment shall release either party from responsibility for the performance of any accrued obligation of such party hereunder.

10.9        No Agency. Nothing herein contained shall be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between Company and Recipient. Notwithstanding any of the provisions of this Agreement, neither party shall at any time enter into, incur or hold itself out to third parties as having authority to enter into or incur, on behalf of the other party, any commitment, expense or liability whatsoever, and all contracts, expenses and liabilities undertaken or incurred by one party in connection with or relating to the development, manufacture or sale of Products shall be undertaken, incurred or paid exclusively by that party, and not as an agent or representative of the other party.

10.10      Notice. Any formal notices, requests, deliveries, approvals or consents required or permitted to be given under this Agreement between the parties shall be in writing and shall be deemed to have been sufficiently given when it is received, whether delivered in person, transmitted by facsimile or electronic mail with contemporaneous confirmation, delivered by certified mail (or its equivalent) or delivered by overnight courier service (receipt required) to the party to which it is directed at its address shown below or such other address as such party shall have last given by notice to the other party.

If to Company, at:	with a copy to:

Senesco, Inc.	Emilio Ragosa, Esq.
721 Route 202/206, Suite 130	Morgan, Lewis & Bockius LLP
Bridgewater, NJ 08807	502 Carnegie Center
Fax: 908.864.4440	Princeton, NJ 08540
Attn: Leslie J. Browne, Ph. D., President & CEO	Fax: 609.919.6701
Email: lbrowne@senesco.com	Email: eragosa@morganlewis.com

If to Recipient, at:	with a copy to:

Rahan Meristem (1998) Ltd.	Rahan Meristem (1998) Ltd.
Kibbutz Rosh Hanikra	Kibbutz Rosh Hanikra
Western Galilee, 22825 Israel	Western Galilee, 22825 Israel
Fax: 972.4.982.4333	Fax: 972.4.982.4333
Attn: Eli Khayat	Attn: Maya Levy
Email: ekhayat@rahan.co.il	Email: maya@rahan.co.il

10.11         Headings. The paragraph headings are for convenience only and will not be deemed to affect in any way the language of the provisions to which they refer.

10.12         Entire Agreement. This Agreement and the schedules and exhibits attached hereto contain the entire understanding of the parties relating to the matters referred to herein, and may only be amended by a written document, duly executed on behalf of the respective parties.

10.13         Counterparts. This Agreement may be executed in duplicate, both of which shall be deemed to be originals, and both of which shall constitute one and the same Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

SENESCO, INC.

By:	/s/ Leslie J. Browne
Name: Leslie J. Browne, Ph.D.
Title: President and Chief Executive Officer

SENESCO TECHNOLOGIES, INC.

By:	/s/ Leslie J. Browne
Name: Leslie J. Browne, Ph.D.
Title: President and Chief Executive Officer

RAHAN MERISTEM (1998) LTD.

By:	/s/ Onn Barzilay
Name: Dr. Onn Barzilay
Title: Chief Executive Officer

SCHEDULE A

Company Patent Right

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SCHEDULE B

Recipient Patent Rights

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SCHEDULE C

Development, Commercialization and Sales Milestones

Schedule C outlines the plan to product validation and approval. The duration of this phase will be *** to ***. A Commercialization Plan will be developed and added before final product approval.

1. The process

i.	Constructs preparation: ***

ii.	Agrobacterium transformation and embryo generation: ***

iii.	Embryo germination and plant regeneration: ***

iv.	Hardening ***

v.	Nursery stage ***

2. Transformation lines

All the transformations that were performed from March 2011 are in stable lines that have been pre-tested in the field for stability.

3. Promoters

The constructs contain one of the following promoters:

i.	Banana Osmotin

ii.	Maize PPDK

iii.	Banana Elicited I

iv.	Banana Elicited II

v.	35S, from Cauliflower Mosaic Virus

4. Field trials with approximate duration to achieve product validation.

i.	Field growth until plants are ready for resistance analysis. (indexing) *** ..

ii.	Final validation *** after the first fruit set

5. New Product Application Patents will be filed as soon as we see proof of concept prior to regulation. Plant patents in the US are normally granted *** after application.

6. Preparation and submission of documents to regulatory agency, ***

7. Deregulation: will start soon after proof of resistance, estimated duration *** after validation.

8. Commercialization: Transgenic lines will be propagated (***) and subsequently commercialized, soon after approval of the FDA, EPA and USDA in the US and/or the regulatory agencies in Europe.